                         SECURITIES AND EXCHANGE COMMISSION

                               Washington, D.C. 20549

                                      FORM 8-K

                                   CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of the
                          Securities Exchange Act of 1934


          Date of Report (Date of earliest event reported):  July 21, 1998



                            CADENCE DESIGN SYSTEMS, INC.
               (Exact name of registrant as specified in its charter)


                                      DELAWARE
                   (State or other jurisdiction of incorporation)



             1-10606                                  77-0148231
       (Commission File No.)              (IRS Employer Identification No.)



                                  2655 SEELY ROAD
                                     BUILDING 5
                             SAN JOSE, CALIFORNIA 95134
               (Address of principal executive offices and zip code)



        Registrant's telephone number, including area code:  (408) 943-1234





                           ______________________________

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ITEM 9.  SALES OF EQUITY SECURITIES PURSUANT TO REGULATION S.

     On July 21, 1998, Cadence Design Systems, Inc., a Delaware corporation (the "Registrant"), issued 58,238 shares of its common stock, $0.01 par value per share (the "Cadence Shares"), to the shareholders of Esperan Limited, a United Kingdom corporation ("Esperan"), in connection with the Registrant's acquisition of 100% of the outstanding stock of Esperan. All of the shareholders are residents of the United Kingdom. The Cadence Shares were issued pursuant to Regulation S under the Securities Act of 1933, as amended."



                                       2.
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SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                   CADENCE DESIGN SYSTEMS, INC.


Dated:  July 30, 1998              By:  /s/ Kevin Palatnik
                                      ----------------------------
                                        Kevin Palatnik
                                        Vice President, Operations



                                       3.